                                                                   EXHIBIT 10.36

                           PREFERRED WARRANT AGREEMENT


                  PREFERRED WARRANT AGREEMENT dated as of October 12, 1999, between Doskocil Manufacturing Company, Inc., a Texas corporation (the "COMPANY"), and the investors listed on Schedule A attached hereto (individually, an "INITIAL HOLDER" and collectively, the "INITIAL HOLDERS").

                              W I T N E S S E T H:

                  WHEREAS, the Company proposes to issue to the Initial Holders warrants ("WARRANTS") to purchase up to 1,013,974 shares (the "SHARES") of common stock of the Company, no par value (the "COMMON STOCK"), in connection with that certain Series D Preferred Stock and Warrant Purchase Agreement dated as of October 12, 1999 between the Company and the Initial Holders (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT") pursuant to which the Initial Holders will receive 50,000 shares of Series D Preferred Stock (the "SERIES D PREFERRED STOCK") and the Warrants in exchange for five million dollars ($5,000,000) in cash;

                  WHEREAS, the Warrants and the Shares will be subject to certain provisions in the Amended and Restated Securityholders Agreement dated as of September 19, 1999 among the Company, the Initial Holders and the other persons party thereto, as amended by the First Amendment to Amended and Restated Securityholders Agreement dated as of September 28, 1999 (the "Securityholders Agreement").

                  NOW, THEREFORE, in consideration of the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant.

                  The Initial Holders or their designated affiliates are hereby granted the right to purchase, at any time from and after the date hereof, until 5:00 P.M., Pacific Standard Time, on September 30, 2007 (subject to Section 16 hereof, the "Warrant Exercise Term"), up to 1,013,974 Shares at an initial exercise price (subject to adjustment as provided in Article 7 hereof) of $.01 per Share. Concurrently with the delivery of this Warrant and the Series D Preferred Stock, the Initial Holders have paid $5,000,000 to the Company and the Company hereby acknowledges receipt of such payment.

     2. Warrant Certificates.

                  The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

     3. Exercise of Warrants.

                  The Warrants initially are exercisable at a price of $.01, subject to adjustment as provided in Article 7 hereof, per Share. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Shares purchased, at the Company's principal offices (located at 4209 Barnett Boulevard, Arlington, Texas 76017) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. Payment of the Exercise Price may be made, at the option of the Holder: (a) by cash, money order, certified or bank cashier's check or wire transfer, (b) the surrender to the Company of securities of the Company having a value equal to the aggregate Exercise Price, as determined in good faith by the Company's board of directors, or (c) the delivery of a notice to the Company that the Holder is exercising this Warrant by authorizing the Company to reduce the number of shares of Common Stock subject to this Warrant by the number of shares having an aggregate value equal to the aggregate Exercise Price, as determined in good faith by the Company's board of directors. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

     4. Issuance of Certificates.

                  Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within ten business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of duly authorized officers of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

                  The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

                           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT


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


          BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION OR NO-ACTION LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM DOSKOCIL MANUFACTURING COMPANY, INC. AND ANY SUCCESSOR THERETO."

                  If any Warrant Certificates or the certificates representing the Shares cease to be subject to any and all restrictions on transfer set forth in the Securityholders Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder without charging therefor a new certificate evidencing such Warrant Certificates or the certificates representing the Shares of the Company without the second sentence of the legend required by the above legend endorsed thereon.

     5. Restriction on Transfer of Warrants.

                  The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof, and that neither the Warrants nor the shares of Common Stock issuable upon exercise hereof may be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, unless and until:

                  (a) There is then in effect a registration statement under the Securities Act of 1933, as amended (the "Act"), covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. The Company agrees that it will not require opinions of counsel for transactions made pursuant to Rule 144.

                  (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Holder of the transferred Warrant Certificate. The foregoing provisions of this subsection (c) shall apply to Holders which are limited liability companies and their members, as if the term "partner" was replaced by the term "member" and the term "partnership" was replaced with the term "limited liability company" in each instance.

                  (d) Notwithstanding anything herein to the contrary, the Warrants and any Shares issued upon exercise of the Warrants shall constitute Equity Securities under the Securityholders Agreement and the Holder thereof shall be subject to the terms of the Securityholders Agreement, including the restrictions on the transfer thereof set forth in the Securityholders Agreement.

     6. Price.

                  6.1 Initial and Adjusted Exercise Price. The initial exercise price of each Warrant shall be $.01 per Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

                  6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

     7. Registration Rights.

                  7.1 Registration under the Securities Act of 1933. The Warrants and the Shares have not been registered for purposes of public distribution under the Act.

                  7.2 Registrable Stock. As used herein the term "Registrable Stock" shall have the meaning set forth in the Securityholders Agreement.

                  7.3 Registration Rights. Each Holder of Shares received in connection with the exercise of the Warrants hereunder shall have the registration rights set forth in Article VI of the Securityholders Agreement, which by this reference is incorporated by reference herein.

     8. Adjustment of Exercise Price and Number of Shares.

     The number and kind of securities issuable upon exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  8.1 Stock Splits and Combinations. If the Company at any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock pursuant to a stock split or similar event, the Exercise Price of this Warrant shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the date hereof combines the outstanding shares of Common Stock into a smaller number of shares in a reverse stock split or similar event, the Exercise Price of this Warrant shall be proportionately increased. Upon the adjustment of the Exercise Price pursuant to the foregoing provisions, the number of shares of Common Stock subject to the exercise of this Warrant shall be adjusted to the nearest full share by multiplying the number of shares subject to this Warrant by a fraction, the numerator of which is the Exercise Price immediately prior to such adjustment and the denominator of which is the


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


Exercise Price immediately after such adjustment. Any adjustment under this
Section 8.1 shall be effective at the close of business on the date the subdivision or combination becomes effective.

                  8.2 Adjustment for Reorganization, Consolidation, Merger. In any reorganization of the Company (or any other corporation stock or other securities of which are at the time receivable upon exercise of this Warrant) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or sell or convey all or substantially all of its assets to another corporation, then and in each such case, Holder, upon exercise of this Warrant at any time after the consummation of such reorganization, consolidation, merger, sale or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property to which such Holder would be entitled had it exercised this Warrant immediately prior thereto, such stock, securities or other property which such Holder would have received had it exercised this Warrant immediately prior to such reorganization, merger, consolidation or sale of assets, all subject to further adjustment as provided in this Article 8.

     9. Exchange and Replacement of Warrant Certificates.

                  Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of reasonable indemnity (which in the case of an institutional Holder shall be an unsecured indemnity agreement) and, in case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Company will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor representing the same rights as the lost, stolen, destroyed or mutilated Warrant Certificate.

     10. Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock.

     11. Reservation and Listing of Securities.

                  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly


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


issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, from and after the date on which the Company's Common Stock is listed on or quoted by NASDAQ or listed on a national securities exchange the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by NASDAQ or listed on such national securities exchanges as the Company's Common Stock is then listed.

     12. Notices to Warrant Holders.

                  Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                  (d) reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or a sale or conveyance to another corporation of the property of the Company as an entirety is proposed; or

                  (e) The Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such


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


proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13. Notices.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     14. Waiver; Amendments.

                  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     15. Successors.

                  All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     16. Notice of Expiration.

                  The Company will give the holders of the Warrants no less than ninety (90) days notice of the expiration of the right to exercise the Warrant. The right to exercise the Warrant shall expire at the termination of the Warrant Exercise Term unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise the Warrants shall not expire until 5:00 p.m., Texas Time, on a date thirty (30) days after the date on which the Company shall give the holder notice of the expiration of the right to exercise these Warrants.

     17. Governing Law.

                  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of said State.


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


     18. Benefits of This Agreement.

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the holders of the Warrant Certificates, Warrants or the Shares.

     19. Counterparts.

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


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




                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                      "THE COMPANY"

                                      DOSKOCIL MANUFACTURING COMPANY, INC.,
                                      a Texas corporation


                                      By:
                                            ------------------------------------

                                      Name:
                                            ------------------------------------

                                      Its:
                                            ------------------------------------

                                      WESTAR CAPITAL II, LLC

                                      By:      Westar Capital Associates II, LLC


                                      By:
                                               --------------------------------

                                      Name:    Alan B. Sellers
                                               --------------------------------

                                      Its:     Member
                                               --------------------------------

                                 HBI FINANCIAL INC.


                                 By:
                                          --------------------------------------

                                 Name:    George L. Argyros
                                          --------------------------------------

                                 Its:     Chairman of the Board and President
                                          --------------------------------------

                                      TWELVE D LIMITED, A TEXAS LIMITED
                                      PARTNERSHIP


                                      By:      Cyclone Tours, Inc.
                                      Its:     General Partner


                                      By:
                                               --------------------------------

                                      Name:    Benjamin L. Doskocil, Sr.
                                               --------------------------------

                                      Its:     President
                                               --------------------------------

                                   Schedule A
                                   ----------

         Name                                         Address
         ----                                         -------
Westar Capital II, LLC                         949 South Coast Drive
                                               Suite 650
                                               Costa Mesa, CA  92626

HBI Financial Inc.                             c/o Dorsey & Whitney LLP
                                               U.S. Bank Center, Suite 400
                                               1120 Fifth Avenue
                                               Seattle, Washington  98101
                                               Facsimile No.:

Twelve D Limited                               5306 Mansfield Road
                                               Arlington, Texas  76017
                                               Facsimile No.:  817-784-0703



                      Schedule A-1

                                    EXHIBIT A


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION OR NO-ACTION LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM DOSKOCIL MANUFACTURING COMPANY, INC. AND ANY SUCCESSOR THERETO.


THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

EXERCISABLE ON OR BEFORE
5:00 P.M., PACIFIC STANDARD TIME, SEPTEMBER 30, 2007

No. ______                                                   [________] Warrants

                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that ___________________ or registered assigns, is the registered holder of [___________] Warrants to purchase, at any time from and after October 12, 1999 until 5:00 P.M. Pacific Standard Time on September 30, 2007 ("Expiration Date"), up to [___________] shares ("Shares") of fully-paid and non-assessable common stock, no par value ("Common Stock"), of Doskocil Manufacturing Company, Inc., a Texas corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $.01 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of October 13, 1999 between the Company and the initial holders party thereto (the "Warrant Agreement"). This Warrant shall be exercisable for a number of shares of Common Stock and at the Exercise Price set forth in the Warrant Agreement. Payment of the Exercise Price may be made in cash, or by certified or official bank check payable to the order of the Company, or any combination of cash or check, or in any of the other means set forth in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 P.M., Pacific Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

                  Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meaning assigned to them in the Warrant Agreement. All rights evidenced by this Warrant Certificate are subject to the terms and conditions of the Warrant Agreement. In the event of any conflict between the terms and conditions of the Warrant Agreement and the terms and conditions of this Warrant Certificate, the terms and conditions of the Warrant Agreement shall govern and control.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:  October 12, 1999            DOSKOCIL MANUFACTURING COMPANY, INC.


                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------




Attest:

----------------------------
Secretary





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




                         [FORM OF ELECTION TO PURCHASE]


                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable to the order of Doskocil Manufacturing Company, Inc. in the amount of $______________, all in accordance with the terms hereof. [Alternative instructions may be provided in the event of a cashless exercise in accordance with Article 3 of the Warrant Agreement.] The undersigned requests that a certificate for such Shares be registered in the name of _________________________, whose address is _________________
______________________, and that such Certificate be delivered to
______________________,whose address is ______________________________________.

Dated:                                      Signature:
       ---------------------                           -------------------------
                                                     (Signature must conform in
                                                     all respects to name of
                                                     holder as specified on the
                                                     face of the Warrant
                                                     Certificate.)



----------------------------------

----------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

                  FOR VALUE RECEIVED ____________________________________ hereby sells, assigns and transfers unto ________________________

(Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of Substitution.

Dated:                                      Signature:
        --------------------                           -------------------------
                                                     (Signature must conform in
                                                     all respects to name of
                                                     holder as specified on the
                                                     face of the Warrant
                                                     Certificate.)




--------------------------------

--------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)




                                       5